UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

First Trinity Financial Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	000-52613	34-1001436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, Oklahoma	74133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(918) 249-2438

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

On November 10, 2011, Trinity Life Insurance Company (“Trinity Life”), a wholly owned subsidiary of First Trinity Financial Corporation (“the Company”), commenced a tender offer (the “Offer”) by filing a Schedule TO with the Securities and Exchange Commission.  The Offer is for all of the issued and outstanding shares of common stock, $1.00 par value, of Family Benefit Life Insurance Company (“FBL”), a Jefferson City, Missouri life insurance and annuity company, for $11.05 per share net to the seller in cash, without interest and less any applicable withholding taxes.  The Offer is subject to the condition that the shares tendered together with the shares owned by Trinity Life constitute a majority of issued and outstanding common stock of FBL.  The Board of Directors of FBL has unanimously (i) determined that the Offer is advisable, fair to and in the best interest of FBL and the shareholders of FBL and (ii) resolved to recommend that the holders of shares of FBL common stock accept the Offer and tender their shares to Trinity Life pursuant to the Offer.

As previously reported by the Company in its Current Report on Form 8-K filed October 19, 2011, the acquisition of control of FBL by Trinity Life was approved by the Director of the Missouri Department of Insurance on October 14, 2011.  As previously reported in its Current Report on Form 8-K filed on October 24, 2011, on October 20, 2011, Trinity Life and FBL signed an agreement pursuant to which Trinity Life would acquire all of the issued and outstanding shares of FBL.

The terms and conditions of the Offer are set forth in the Offer to Purchase, a copy of which is filed as an exhibit to the Schedule TO filed by the Company.  The related Letter of Transmittal, the summary announcement of the Offer and the news release issued by the Company and Trinity Life are filed as exhibits to the Schedule TO.

ITEM 9.01                      Financial Statements and Exhibits.

Exhibit No.
(a)(1)(A)*	Offer to Purchase, dated November 10, 2011.
(a)(1)(B)*	Letter of Transmittal (including Internal Revenue Service Form W-9).
(a)(1)(F)*
Joint Press Release of Family Benefit Life Insurance Company and Trinity Life Insurance Company, dated November 10, 2011(incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by First Trinity Financial Corporation with the Securities and Exchange Commission on November 10, 2011).

(a)(1)(G)*	Summary Advertisement as published on November 10, 2011.
(d)(1)
Agreement dated as of October 20, 2011, (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by First Trinity Financial Corporation with the Securities and Exchange Commission on October 20, 2011).

*Incorporated by reference from the Schedule TO filed by First Trinity Financial Corporation and Trinity Life Insurance Company with the Securities and Exchange Commission on November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Trinity Financial Corporation

Date: November 14, 2011	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer